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                                   EXHIBIT 4.1


                        SPECIMEN COMMON STOCK CERTIFICATE


               NUMBER                                        SHARES
              SPECIMEN      COUNTRY MAID FINANCIAL, INC.

             INCORPORATED UNDER THE LAWS OF THE STATE OF WASHINGTON

                                  COMMON STOCK

                                                          CUSIP 222356 20 6

                                                              SEE REVERSE
                                                        FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT


Is The Owner of



FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF NO PAR VALUE EACH OF


                          COUNTRY MAID FINANCIAL, INC.

transferable only on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This Certificate and the shares represented hereby are subject to the laws of the State of Washington, and to the Articles of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent.

        Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


        Dated:



                                CORPORATE
                                  SEAL




       SECRETARY-TREASURER                                       CEO


COUNTERSIGNED AND REGISTERED:

AMERICAN SECURITIES TRANSFER & TRUST, INC.
P.O. Box 1506
Denver, Colorado 80201

By
  ----------------------------------------
  Transfer Agent & Registrar
  Authorized Signature



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                          COUNTRY MAID FINANCIAL, INC.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common                     UNIF GIFT MIN ACT - ............ Custodian .............
TEN ENT - as tenants by the entireties                                   (Cust)                  (Minor)
JT TEN - as joint tenants with right of                        under Uniform Gifts to Minors
         survivorship and not as tenants                    Act..................................
         in common                                                          (State)

     Additional abbreviations may also be used though not in the above list.

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For Value Received,                        hereby sell, assign and transfer unto

PLEASE INSERT SECURITY OR OTHER
 IDENTIFYING NUMBER OF ASSIGNEE



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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OR ASSIGNEE)

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_____ Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________________________
attorney-in-fact to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated

                             ---------------------------------------------------
                             NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.
Signature(s) Guaranteed:



The signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.


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